MORTGAGE AND SECURITY AGREEMENT


     THIS MORTGAGE AND SECURITY AGREEMENT is made as of the day of November, 1988, from DIALYSIS CORPORATION OF AMERICA, a Florida cor-poration (hereinafter referred to as the "Mortgagor"), to MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY (hereinafter referred to as "Mortgagee"), and any successor holder of the Note secured by this Mortgage.

     SECTION 1. RECITALS

     1.01 The Loan. Mortgagor is indebted to Mortgagee for a loan in the
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principal sum of Four Hundred Eighty Thousand Dollars ($480,000.00) (the
"Loan") to be advanced pursuant to a Loan Agreement between Mortgagor and Mortgagee of even date herewith (the "Loan Agreement"), as evidenced by a Note of Mortgagor of even date.

     1.02 Obligations Secured. This Mortgage secures (a) the full and
          -------------------
punctual payment of the Loan according to the terms of the Note, (b) the payment of all sums due to Mortgagee according to the terms of any of the Loan Documents, (c) future advances, which may be made by Mortgagee for any reason, and (d) the performance of, and compliance with, all of the obligations of the Mortgagor (express or implied) contained in the Loan Documents.

     SECTION 2. DEFINITIONS. Whenever capitalized in this Deed of
Trust, the following terms shall have the meaning given in this
Section 2, unless the context clearly indicates a contrary intent.

     2.01 Default. "Default" means: (a) the failure of Mortgagor to
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perform, cause to be performed, abide by, comply with, or observe any duty or obligation imposed upon Mortgagor by the Loan Documents; (b) the breach of any of Mortgagor's warranties or covenants contained in any of the Loan Documents; (c) a misrepresentation by Mortgagor, its counsel, or any other person on behalf of Mortgagor, in any of the Loan Documents; and (d) any event, happening or condition that would constitute an Event of Default, as described herein, if not cured within any applicable grace period.

     2.02 Encumbrances. "Encumbrances" includes all liens, mortgages,
          ------------
rights, leases, restrictions, easements, deeds of trust, covenants, agreements, rights of way, rights of redemption, security interests, conditional sales agreements, land installment contracts, options, and all other burdens or charges.

     2.03 Environmental Requirements. "Environmental Requirements" means
          --------------------------
any federal, state or local law, statute, ordinance or regulation; or court or administrative order or decree; or private agreement which requires special handling, collection, storage, treatment disposal or removal of any materials located in or on or about the Property.


     2.04 Event of Default. "Event of Default" has the meaning given
          ----------------
and provided in Section 9.

     2.05 Expense Account. "Expense Account" means the Account which
          ---------------
may be maintained pursuant to Section 6.02.

     2.06 Mortgage. "Mortgage" means this instrument, including all
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current and future supplements, amendments and attachments thereto.

     2.07 Mortgagor. "Mortgagor" means the party identified as such in
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the introductory paragraph of this Mortgage, its successors and assigns, including any subsequent owner of all or any portion of Mortgagor's interest in the Property.

     2.08 Land. "Land" means the Land more particularly described in
          ----
Exhibit A to this Mortgage.

     2.09 Lease. "Lease" means each lease which purports to convey any
          -----
interest of Mortgagor in any portion of the Property, as defined in
Section 3.05, and includes subleases and assignments of leases.

     2.10 Loan Documents. "Loan Documents" means this Mortgage, the
          --------------
Note, the Loan Agreement, and any and all certificates, opinions, assignments and other documents executed in connection herewith or therewith, and all current and future supplements, amendments, and attachments thereto.

     2.11 Note. "Note" means the Note of even date herewith payable
          ----
to the Mortgagee by Mortgagor evidencing the loan made pursuant to the Loan Documents in a principal sum not to exceed Four Hundred Eighty Thousand Dollars ($480,000.00), including all current and future replacements, supplements, amendments and attachments thereto.

     2.12 Permitted Encumbrances. "Permitted Encumbrances" if any,
          ----------------------
listed in the title policy shall mean those exceptions, insuring the interest of the Mortgagee hereunder, as accepted and approved by the Mortgagee.

     2.13 Rents. "Rents" includes all rents, profits, royalties, issues,
          -----
revenues, income, proceeds, earnings and products generated by and arising out of the Property.

     2.14  Taking. "Taking" includes any taking by condemnation or
           ------
eminent domain, any sale in lieu of condemnation under threat thereof, the alteration of the grade of any street, or any other injury to or decrease in the value of the Property by any public or quasi-public authority or corporation or any other person having the power of eminent domain.

     2.15 Taxes. "Taxes" includes all taxes, excises, documentary stamp
          -----
and transfer taxes, recording taxes, assessments, water rents, sewer rents, metropolitan district charges, sanitary district charges, public dues, and other public charges levied or assessed upon the Property, upon the Loan, or upon any Loan Document.

     2.16 Tenant. "Tenant" means any lessee of Mortgagor under any
          -----
Lease, and any sub-lessee or assignee of a Lease.

     SECTION 3. GRANT

     3.01 Lien on Real Property. The Mortgagor, in consideration of
          ---------------------
the Loan and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, grants and assigns to the Mortgagee all the Land situate in Cumberland County, Pennsylvania, described more particularly in Exhibit A attached hereto as a part hereof, together with (a) all buildings and improvements now or hereafter located thereon,
(b) all rights, rights of way, air rights, riparian rights, franchises, licenses, easements, tenements, hereditaments, appurtenances, accessions and other rights and privileges now or hereafter belonging to the Land or the buildings and improvements thereupon, now owned or hereafter acquired by the Mortgagor (hereinafter collectively referred to as the "Real Property").

     3.02 Lien on Fixtures and Personal Property. The Mortgagor further
          --------------------------------------
grants and assigns to the Mortgagee all the machines, apparatus, equip-ment, fixtures and articles of personal property now or hereafter located on the Land or in any improvements thereon (other than that owned by any Tenant), including without limitation all furniture, fixtures, equipment and building materials acquired with the proceeds of this Loan, and all the right, title and interest of the Mortgagor in and to any of such property which may be subject to any title retention or security agreement or instrument having priority over this Mortgage.

     3.03 Lien on Rents and Other Rights. The Mortgagor further grants
          ------------------------------
and assigns to the Mortgagee (a) all Rents, including, without limitation, all cash or security deposits to secure performance by Tenants (whether such cash or securities are to be held until the expiration of the terms of Leases or are to be applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms), (b) all of the estate, right, title, use, claim and demand of every nature whatso-ever, at law or in equity, which the Mortgagor may now have or may here-after acquire in and to the Property, and (c) all right, title and interest of the Mortgagor in and to all extensions, betterments, renewals, substitutes and replacements of, and all additions and appur-tenances to, the Property, hereafter acquired by or released to the Mortgagor, or constructed, assembled or placed by or for the Mortgagor on the Property, and all in conversion of the security constituted thereby.

     3.04 Lien on Insurance policies and Condemnation Awards. The
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Mortgagor further grants and assigns to the Mortgagee all insurance policies and insurance proceeds pertaining to the Property and all awards or payments, including interest thereon and the right to receive the same, which may be made with respect to any of the Prop-erty as a result of any taking or any injury to or decrease in the value of the Property.

     3.05 The Property. All of the property described in this Section
          ------------
3 is collectively called the "Property."

      3.06 Security Interest. Under the Uniform Commercial Code. Any por-
           -----------------
tion of the Property which by law is or may be real property shall be deemed to be a part of the Real Property for the purposes of this Mortgage. The remainder of the Property shall be subject to the Uniform Commercial Code and this Mortgage shall constitute a Security Agreement with respect thereto. Mortgagor hereby grants to the Mort-gagee a security interest in that portion of the Property not deemed a part of the real property for the purpose of securing performance of all of Mortgagor's obligations under the Loan Documents. With respect to such security interest (a) the Mortgagee may exercise all rights granted or to be granted a secured party under the Uniform Commercial Code and (b) upon the occurrence of an Event of Default the Mortgagee shall have a right of possession superior to any right of possession of the Mortgagor or any person claiming through or on behalf of the Mortgagor.

     SECTION 4. HABENDUM CLAUSE AND DEFEASANCES

     4.01 Habendum Clause. The Mortgagee shall have and hold the Prop-
          ---------------
erty in fee simple, upon the terms herein set forth.

     4.02 Termination of Mortgage. If all obligations of Mortgagor
          -----------------------
under this Mortgage and the other Loan Documents are paid and satisfied in accordance with the terms hereof and thereof, this Mortgage shall terminate and the Property shall be released to the Mortgagor, at the cost of the Mortgagor.

     SECTION 5. REPRESENTATIONS AND WARRANTIES

     5.01 Warranty of Title and Further Assurances. The Mortgagor
          ----------------------------------------
warrants that it has the right and authority to convey the Property and warrants generally title to the Property and that it will execute such further assurances as may be requested.

     5.02 Purpose of the Loan. The Mortgagor warrants that the Loan is
          -------------------
to be used for commercial purposes.

     5.03 Existence, Good Standing, Power and Authority of Mortgagor.
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Mortgagor is a corporation of the State of Florida, is in good standing in the States of Florida and Pennsylvania, and in every other state in which it transacts business, and will maintain its good standing and existence until all of Mortgagor's obligations under the Loan Documents have been performed and satisfied. The execution and delivery of the Loan Documents, the carrying out of the transactions contemplated by the Loan Documents, and the performance of Mortgagor's obligations under the Loan Documents, have been duly authorized by all necessary action and will not conflict with or result in a breach of law or any agreement, or other instrument to which Mortgagor is bound, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws heretofore or hereafter enacted affecting creditors' rights gen-erally, to the extent constitutionally applicable, and subject to general equitable principles as applied by a court of law or a court of equity. The Loan Documents are valid and binding on Mortgagor and are enforceable against Mortgagor in accordance with their respective terms, as applicable.

     SECTION 6. COVENANTS, RIGHTS, AND DUTIES OF MORTGAGOR GENERALLY

     6.01 Covenant to Pay Loan and to Perform Obligations Under the
          ---------------------------------------------------------
Terms of the Loan Documents. The Mortgagor covenants that it will
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punctually (a) pay to the Mortgagee the principal
and interest of the Loan and all other costs and indebtedness secured hereby according to the terms of the Note and other Loan Documents, and (b) perform and satisfy all other obligations of the Mortgagor under the Loan Documents.

     6.02 Expense Account. The Mortgagor agrees to the following pro-
          ---------------
visions with respect to the Expense Account.

          6.02.1 Upon written request of the Mortgagee, the Mortgagor will pay to the Mortgagee monthly installments, each of which shall be equal to one-twelfth (1/12th) of the sum of (a) the estimated annual premiums for all insurance policies required by Sections 8.01 and 8.02, and (b) the estimated annual Taxes pertaining to the Property, to be held by the Mortgagee in the Expense Account and disbursed by the Mort-gagee to pay insurance premiums as they become due, and the Taxes before any penalty or interest shall accrue thereon. Estimates are to be made solely by the Mortgagee and payments shall be made on the day of the month designated by the Mortgagee. No interest shall be payable by the Mortgagee on the Expense Account unless, and then only to the extent that, applicable law shall otherwise require. All over-payments to the Expense Account shall be applied to reduce future payments to the Expense Account, if any, or shall be returned to the Mortgagor, at the sole discretion of the Mortgagee.

          6.02.2 Upon the request of the Mortgagee, the Mortgagor shall pay such additional sums into the Expense Account as the Mortgagee determines are necessary, so that one month prior to the date the Mortgagee is required to make payments of insurance premiums, or Taxes, as the case may be, payments can be made therefor out of the Expense Account.

          6.02.3 The Mortgagor hereby grants the Mortgagee a security interest in the sums on deposit in the Expense Account to secure the obligations secured hereby, and upon the occurrence of an Event of Default, the Mortgagee may, unless prohibited by applicable law, apply the balance of the Expense Account to operate the Property or to satisfy the Mortgagor's obligations under the Loan Documents, as the Mortgagee may elect.

     6.03 Compliance With Laws. The Mortgagor shall comply with all
          --------------------
laws a breach of which would adversely affect (a) the financial con-ditions of the Mortgagor, (b) the ability to use buildings and other improvements on the Land for the purposes for which they were designed or intended, (c) the value or status of the Property, or
(d) the value or status of the Mortgagee's title to the Property.

     6.04 Notice With Respect to Ownership and Control of Mortgagor.
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Mortgagor will at all times promptly notify Mortgagee of all changes in the ownership of the stock of Mortgagor. At any time Mortgagee may request, Mortgagor shall furnish a complete statement, certified by an officer of Mortgagor, setting forth all of the stockholders, officers, and directors of Mortgagor, and the extent of their respective stock ownership or control. In the event the Mortgagor is aware of any other person or entity having a beneficial interest in such stock, the state-ment shall also set forth the name of such person or entity and the extent of such person's interest.

     6.05 Statement of Amount Owing. Within ten (10) days after re-
          -------------------------
quest from the Mortgagee, the Mortgagor shall certify, in writing, the amount of principal and interest then owing on the Loan.

     6.06 Changes in Applicable Tax Laws. In the event (a) any law is
          ------------------------------
hereafter enacted which imposes a tax upon the Loan, any of the Loan Documents, or the transactions evidenced or contemplated by any of the Loan Documents, or (b) any law now in force governing the taxation of deeds of trust, debts secured by mortgages, or the manner of collecting any such tax shall be changed or modified, in any manner, so as to impose a tax upon the Loan, any of the Loan Documents, or the trans-actions evidenced or contemplated by any of the Loan Documents, (including, without limitation, a requirement that revenue stamps be affixed to any or all of the Loan Documents), the Mortgagor will promptly pay any such tax. If the Mortgagor fails to make prompt payment, or if any law either prohibits the Mortgagor from making the payment or would penalize the Mortgagee if Mortgagor makes the payments, then the failure, prohibition, or penalty, shall entitle the Mortgagee to declare the entire unpaid principal balance of the Loan, together with all accrued interest and any other amounts due, immediately due and payable, provided that no Event of Default has occurred, and the Mortgagor shall thereupon have thirty (30) days to pay the entire amount due without penalty. If an Event of Default has occurred or if the Mortgagor fails to make payment in full within thirty (30) days, then the Mortgagee shall be entitled to exercise all rights hereunder as though an Event of Default had occurred.

     6.07 Further Assurances and Continuation Statements. The Mort-
          ----------------------------------------------
gagor from time to time will execute, acknowledge, deliver and record, at the Mortgagor's sole cost and expense, all further instruments, deeds, conveyances,, supplemental mortgages, assignments, financing statements, transfers, and assurances as in the opinion of the Mortgagee's counsel may be necessary (a) to preserve, continue, and protect the interest of the Mortgagee in the Property, (b) to perfect the grant to the Mortgagee of every part of the Property, (c) to facilitate the execution of the terms of this Mortgage, (d) to secure the rights and remedies of the Mortgagee under this Mortgage and the other Loan Documents, or (e) to transfer to any new mortgagee or purchaser at a sale hereunder the Property, funds, and powers now or hereafter held by Mortgagee here-under. The Mortgagor, at the request of the Mortgagee, shall promptly execute any continuation statements required by the Uniform Commercial Code to maintain the lien on any portion of the Property subject to the Uniform Commercial Code.

     6.08 Expenses. The Mortgagor shall reimburse the Mortgagee for any
          --------
sums, including attorney's fees and expenses, incurred or expended by it
(a) in connection with any action or proceeding to sustain the lien, security interest, priority, or validity of any Loan Document, (b) to protect, enforce, interpret, or construe any of its rights under the Loan Documents, (c) for any title examination or title insurance policy relating to the title to the Property, or (d) for any other purpose contemplated by the Loan Documents. The Mortgagor shall, upon demand, pay all such sums together with interest thereon at the Default Interest Rate defined in the Note accruing from the time the expense is paid.
All such sums so expended by the Mortgagee shall be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage or to recover or collect the Loan, the provisions of law allowing the recovery of costs, disbursements, and allowances shall be in addition to the rights given by this Section 6.08.

     6.09 Environmental Requirements. The Mortgagor hereby covenants
          --------------------------
and agrees that, if at any time it is determined that there are materials (hereinafter, Environmental Materials") located on the Property which under any Environmental Requirements require special handling in collection, storage, treatment, disposal or removal, the Mortgagor shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements. If the Mort-gagor shall fail to take such action, the Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorneys' fees, fines, or other penalty payments, shall be at once repayable by Mortgagor and shall bear interest at the Default Interest Rate defined in the Note or at the maximum interest rate which the Mortgagor may by law pay, which ever is lower, from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby. Failure of the Mortgagor to comply with all Environmental Requirements shall constitute and be a default under this Mortgage. Mortgagor shall defend, indemnify and hold harmless the Mortgagee against any loss, cost or expense incurred by the Mortgagee resulting from the presence on the Property at any time of any Environmental Materials.


     SECTION 7. RIGHTS AND DUTIES OF MORTGAGOR WITH RESPECT TO MANAGE-MENT AND USE OF THE PROPERTY

     7.01 Control by the Mortgagor. Until the happening of an Event of
          ------------------------
Default, the Mortgagor shall have the right to possess and enjoy the Property and, except as prohibited by the Loan Documents, to receive the Rents (as defined hereinafter in Section 7.07).

     7.02 Management. At all times the Mortgagor shall provide competent and
          ----------
responsible management to maintain and operate the Property.

     7.03 Financial Statements; Books and Records. The Mortgagor shall
          ---------------------------------------
furnish to the Mortgagee annual financial and operating statements of the Mortgagor and of the Property. Such statements shall show all items of income and expense for the operation of the Property, shall be cer-tified by the Mortgagor and shall be prepared in accordance with gen-erally accepted accounting principles applied on a consistent basis.
All such financial and operating statements shall be supplied not later than ninety (90) days after the close of Mortgagor's fiscal year. At the request of Mortgagee, Mortgagor shall provide audited financial statements prepared by an independent certified public accountant approved by Mortgagee. The Mortgagor agrees to make its books and records relating to the operation of the Property available for in-spection by the Mortgagee, upon request at any reasonable time, at Mortgagor's principal place of business or at such other location in the State of Maryland as Mortgagee may reasonably request. This para-graph shall be superseded, to the extent of any direct inconsistency only, by the financial reporting provisions, if any, set forth in the Loan Documents.

     7.04 Leases. All leases affecting any portion of the Property
          ------
("Leases") shall be subject to the prior written approval of the Mortgagee, and shall contain a provision prohibiting subleasing or assigning by any Tenant without the prior written approval of the Mortgagee, which approval shall not be unreasonably withheld. Upon the execution of any Leases, the Mortgagor shall provide the Mortgagee with a subordination and attornment agree-ment executed by the Tenant in a form acceptable to the Mortgagee.
Upon demand by the Mortgagee, Mortgagor will transfer and assign to the Mortgagee, in a form satisfactory to the Mortgagee, Mortgagor's interest in any specific lease as further security for the obliga-tions secured hereby. No such assignment shall impose upon the Mortgagee any Liability to perform the Mortgagor's obligations under any Lease.

     7.05 Enforcement of Leases, Amendment, Waiver, etc. The Mortgagor
          ---------------------------------------------
will enforce all Leases according to their terms and shall take such action to that end as may be requested by the Mortgagee, regardless of whether any such Lease has been assigned to the Mortgagee. The Mort-gagor shall not, without the prior written consent of the Mortgagee
(a) cancel or terminate, or consent to or accept any cancellation, termination or surrender of any Lease, or permit any event within the Mortgagor's control to occur which would cancel or terminate any Lease, (b) amend or modify any Lease, (c) waive any default under or breach of any Lease, (d) consent to or permit any prepayment or dis-count of rent or advance rent under any Lease, or (e) give any consent, waiver, or approval under any Lease or take any other action with re-spect to any Lease which may impair the value of- the Mortgagee's interest in the Property or the position or interest of the Mortgagee with respect to the Property. Mortgagor shall comply with and perform all duties and obligations imposed upon or assumed by it in all Leases.

     7.06 Subordination and Attornment. In the event of a foreclosure
          ----------------------------
sale pursuant to this Mortgage, each tenant under a Lease ("Tenant") shall, upon request, attorn to and acknowledge any purchaser at fore-closure or grantee in lieu of foreclosure as landlord and the purchaser will not be required to credit any Tenant under any Lease with rent paid more than one (1) month in advance. All Leases shall be subject-and subordinate to modifications of and amendments to the Loan Documents and any additional financing or refinancing of the Property by or for the Mortgagee.

     7.07 Restriction of Assignment of Rents. Mortgagor shall not
          ----------------------------------
assign the Rents arising from the Property or any part thereof or any interest therein ("Rents") without the prior written consent of the Mortgagee. Any attempted assignment, pledge, hypothecation, or grant without such consent shall be null and void.

     7.08 Alterations and Improvements. The Mortgagor shall not make
          ----------------------------
any alterations or improvements on the Property without the prior written consent of the Mortgagee. All alterations or improvements shall be erected (a) in a good and workmanlike manner strictly in accordance with all applicable law, (b) entirely on the Land (c) without encroaching upon any easement, right of way, or land of others, (d) so as not to violate any applicable use, height, set-back or other applicable restriction, and (e) without permitting any mechanic's lien to attach to the Property which is not being con-tested as permitted in Section 7.13. All alterations, additions, and improvements to the Property shall automatically be a part of the Property and shall be subject to this Mortgage.

     7.09 Restrictions on Sale and Transfer of the Property. The
          -------------------------------------------------
Mortgagor shall not permit the Property, or any part or portion thereof or any interest therein, to be transferred (whether by voluntary or involuntary conveyance, merger, operation of law, or otherwise) without the prior written consent of the Mortgagee. Any transferee of the Property or any part or portion thereof or any interest therein, by virtue of its acceptance of the transfer, shall (without in any way affecting Mortgagor's liability under the Loan Documents) be conclu-sively deemed to have agreed to assume primary personal liability for the performance of the Mortgagor's obligations under the Loan Documents. This section shall not apply to any condemnation, any disposition per-mitted by Section 7.12, any Lease entered into in compliance with
Section 7.04, or any disposition by the Mortgagee by foreclosure hereunder or as otherwise permitted by the Loan Documents.

     7.10 Restriction on Encumbrances. The Mortgagor shall not allow
          ---------------------------
any Encumbrances on the Property except the Permitted Encumbrances. The Mortgagor shall give the Mortgagee prompt notice of any default in or under any Permitted Encumbrances and any notice of foreclosure or threat of foreclosure. The Mortgagor shall comply with its obliga-tions under all Permitted Encumbrances. The Mortgagee may at its election, satisfy any Encumbrance (other than a Permitted Encumbrance not then in default), and the Mortgagor shall, on demand, reimburse the Mortgagee for any sums advanced for such satisfaction together with interest at the Default Interest Rate stated in the Note accruing from the date of satisfaction, which sums shall be secured hereby.

     7.11 Maintenance, Waste, Repair and Inspection. Mortgagor shall: (a)
          -----------------------------------------
keep and maintain the Property in good order, condition, and repair and make, in a prompt manner, all equipment replacements and repairs necessary to insure that the security for the Loan is not impaired; (b) not commit or suffer any waste of the Property; (c) promptly protect and conserve any portion of the Property remaining after any damage to, or partial destruction of, the Property; (d) promptly repair, restore, replace or rebuild any portion of the Property which is damaged or destroyed; (e) promptly restore the balance of the Property remaining after any Taking; (f) permit the Mortgagee or its designee to inspect the Property at all reasonable times; and (g) not make any material change in the grade of the Property or permit any material excavation of or on the Property except as required for utility easements.

     7.12 Removal and Replacement of Equipment and Improvements. No part
          -----------------------------------------------------
of the Property, except supplies consumed or raw materials, work in progress and finished goods sold or transferred in the ordinary course of business and operations as they are currently conducted, shall be removed from the Land, demolished, or materially altered without the prior written consent of the Mortgagee. The Mortgagor may, without consent and free from the lien and security interest of this Mortgage, remove and dispose of any worn out or obsolete fixtures or equipment which are a part of the Property, provided that prior to or simul-taneously with their removal, such fixtures and equipment shall be replaced with fixtures or equipment of equal or greater value. The replacement fixtures or equipment shall be free of all Encumbrances, shall automatically be subject to the lien and security interest of this Mortgage, and shall automatically be subject to the granting clauses hereof. Upon the sale of any removed fixtures and equipment which are not replaced, the proceeds shall, at the election of the Mortgagee, be applied as a prepayment of the Loan, to be applied in inverse order of maturity. All sales shall be conducted in a commer-cially reasonable manner.

     7.13 Taxes and Permitted Contests. The Mortgagor shall pay: (a)
          ----------------------------
all Taxes on or before the date any interest or penalty begins to accrue or attach thereto; and (b) all lawful claims which, if unpaid, might become a lien or charge upon the Property to such an extent as to materially and adversely affect the Mortgagor's ability to use the Property for the purposes for which it was designed or intended; provided however, that the Mortgagor shall not be required to pay any Taxes or claim the amount, validity or payment of which is being con-tested, in good faith, by appropriate legal proceedings, and so long as, in the sole opinion of the Mortgagee, no part of the Property is in danger of being sold, forfeited or lost and the contest is not impairing the security for the Loan. Upon payment thereof, the Mort-gagor shall promptly supply the Mortgagee with receipts showing the payment of the Taxes or claim.

     7.14 Restrictive Covenants, Zoning, etc. No restrictive covenant,
          ----------------------------------
zoning change, or other restriction affecting the Property may be entered into, requested by or consented to by Mortgagor without the prior written consent of the Mortgagee.

     7.15 Preservation of Appurtenances. The Mortgagor will do all
          ------------------------------
things necessary to preserve intact and unimpaired, all easements, appurtenances, and other interests and rights in favor of, or consti-tuting any portion of, the Property.

     SECTION 8. INSURANCE AND CONDEMNATION

     8.01 Casualty and Liability Insurance. The Mortgagor shall at
          --------------------------------
all times keep the Property insured for the benefit of the Mortgagor and the Mortgagee against loss or damage by fire by fire insurance and extended coverage insurance and against such other hazards, casualties, and contingencies, all as Mortgagee may require from time to time. Such insurance shall be written in amounts equal to one hundred percent (100%) of the replacement value of the Property or such other amount as may be approved by Mortgagee. Such insurance shall be written in forms and by companies satisfactory to the Mort-gagee, and the losses thereunder shall be payable to the Mortgagee alone and not to the Mortgagor and the Mortgagee, jointly. The policy or policies of such casualty insurance shall, if requested by Mortgagee, be delivered to and retained by the Mortgagee, and the Mortgagor shall provide the Mortgagee with receipt evidencing the payment of all premiums due on such policies. The Mortgagor shall give the Mortgagee prompt notice of any loss covered by such casualty insurance, and the Mortgagee shall have the right (subject to the approval of Mortgagor, so long as no Event of Default has occurred) to adjust any loss covered by an insurance policy. All monies received as payment for a loss covered by an insurance policy ("Insurance Proceeds") shall be paid over to the Mortgagee to be applied, at the option of the Mortgagee, either to the prepayment of the indebtedness secured by the Mortgage or to the payment of other charges or expenses actually incurred by the Mortgagor in the res-toration, reconstruction, repair, renovation' or replacement of the Property; provided, however, that the application of Insurance Proceeds shall be made at the option of the Mortgagor so long as no default or Event of Default has occurred and so long as the Insurance Proceeds are sufficient, together with other funds deposited for this purpose with the Mortgagee by Mortgagor, to restore the Property to a condition and value satisfactory to the Mortgagee.

     The Mortgagor may not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under the above paragraph unless the mortgagee is included thereon as a named insured with losses payable to the Mortgagee as above provided. The Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to the Mortgagee the policy or policies of such insurance.

     If any of the Property is located in an area which has been iden-tified as a flood hazard area, the Mortgagor will keep the Property covered by flood insurance in an amount at least equal to the full amount secured by this Mortgage or the maximum limit 6f coverage available for the Property.

     Unless a written waiver from Mortgagee is obtained, Mortgagor shall (a) keep all of its insurable properties insured against all risks usually insured against by persons operating like properties in the localities where the properties are located; (b) maintain public lia-bility insurance against claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or occurring as a result of its maintenance or operation of any automobiles, trucks or other vehicles or airplanes or other facilities or as a result of the use of products sold by it or services rendered by it; and (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdic-tion in which it may be engaged in business.

     8.02 Business Interruption Insurance. If requested by Mortgagee,
          -------------------------------
the Mortgagor shall also carry and maintain business interruption insurance on the Property in an amount equal to six (6) months pro-jected income, as approved by Mortgagee.

     8.03 Condemnation and Allocation of Condemnation Awards. Mortgagor,
          --------------------------------------------------
immediately upon obtaining knowledge of the institution of any proceeding for a condemnation, will notify the Mortgagee of such proceedings. The Mortgagee may participate in any such proceedings, and Mortgagor will, from time to time, deliver to them all instruments requested by it to permit such participation. Any award or payment made as a result of any Taking shall be paid to the Mortgagee, to be applied (a) if funds sufficient to restore the remainder of the Property are available from such award or payment (together with other funds supplied or caused to be supplied by Mortgagor) and no Event of Default is then outstanding, to the restoration of the remainder of the Property, or (b) if suffi-cient funds are not available to restore the remainder of the Property, or an Event of Default is then outstanding, to prepayment of amounts due under the Note in inverse order of maturity. All moneys not utilized for the repair or restoration of the remainder of the Property shall be applied as a prepayment of amount due under the Note, in inverse order of matur ity. The application of any award or payment as a prepayment of amounts due under the Note shall take effect only on the actual date of the receipt of the payment or award by the Mortgagee. In the event any payment or award is used to restore the Property, as aforesaid, the Mortgagee shall not be obligated to see to the proper allocation thereof nor shall any amount so used be deemed a payment of any indebt-edness secured by this Mortgage. Payments or awards to be used for restoration purposes, as aforesaid, shall be held by the Mortgagee and disbursed under such terms and conditions, to such persons, and at such times, as Mortgagee may determine.

     SECTION 9. DEFAULT


     9.01 Event of Default. The occurrence of any of the following
          ----------------
shall constitute an Event of Default.

          9.01.1 Monetary Defaults. The failure of the Mortgagor to pay any amounts due under the Loan Documents when due and payable, whether at maturity by obligation or election to prepay, or otherwise, unless such payment is made within ten (10) days from the date such payment became due and payable.

          9.01.2 Breach of Representations and Warranties. Any represen-tation or warranty made by the Mortgagor herein or any statement or representation made in any of the Loan Documents shall prove to have been incorrect in any material respect when made or shall be breached, which representation or warranty shall not be cured in full within ten
(10) days after Mortgagee gives Mortgagor written notice thereof.

          9.01.3 Insurance Provisions. The failure of Mortgagor to perform its obligations set forth in Section 8.01 or 8.02.

          9.01.4 Receiver; Bankruptcy. If the Mortgagor (a) applies for, or consents in writing to, the appointment of a receiver, trustee, or liquidator for it of the Property, or of all or substantially all of its assets, (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due, (c) makes an assignment for benefit of creditors, (d) files a petition or an answer seeking a reorganization, composition, adjustment arrangement with creditors, or takes advantage of any insolvency law, (e) files an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, composition, adjustment, arrange-ment, or insolvency proceeding, or (f) is dissolved as a result of an adversary suit or proceeding.

          9.01.5 Receiver; Bankruptcy (Involuntary). If (a) any execu-tion or attachment levied against the assets of the Mortgagor is not set aside, discharged, or stayed within sixty (60) days, (b) an order, judgment, or decree is entered by any court of competent jurisdiction on the application of a creditor, adjudicating the Mortgagor a bankrupt or insolvent, or appointing a receiver, trustee, or liquidator for the Mortgagor of all or substantially all of its assets, or (c), an order of relief is entered against the Mortgagor pursuant to any bankruptcy statute or law and such order, judgment, or decree continues unstayed and in effect for a period of sixty (60) days.

          9.01.6 Assignment of Rents. Any attempted assignment by the Mortgagor of the whole or any part of the Rents in contravention of
Section 7.07.

          9.01.7 Prohibited Transfer or Encumbrance. Any transfer or event in violation of Sections 7.09, 7.10, or 7.11.

          9.01.8 Loss of License. The loss by the Mortgagor or by any Tenant of any franchise agreement, license or permit necessary for the continued operation, occupancy, or use of the Property in the manner and to the extent being operated, occupied and used at the time of such loss, if the same is not restored within ten (10) days after the loss.

          9.01.9 Judgments. Any judgment against the Mortgagor remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days following the date which the judgment becomes final or any appeal thereof is finally determined.

          9.01.10 Other Defaults. The failure of the Mortgagor to per-form or observe any of its obligations or covenants under this Mortgage not previously specifically referred to in this Article 9, which failure continues for a period of thirty (30) days after written notice to Mortgagor.

          9.01.11 Default Under Other Loan Documents. The failure of the Mortgagor to perform or observe any of its obligations or covenants in any Loan Document other than this Mortgage, which failure is not remedied within any applicable grace or cure period specified in such other Loan Document.

          10.01.12 Event of Default Under Other Loan Documents. An "Event of Default" (if so defined) occurs under a Loan Document other than this Mortgage.

     9.02 Payment or Performance by Mortgagee. Upon the occurrence of
          ------------------------------------
any Default, the Mortgagee may, at its option, make any payments or take any other actions it deems necessary or desirable to cure the Default or conserve the Property. The Mortgagor shall, upon demand, reimburse the Mortgagee for all sums so advanced or expenses incurred by it, together with interest at the Default Interest Rate stated in the Note from the date of advance or payment of the same, which sums shall be secured by this Mortgage. The Mortgagee may enter upon the Property without prior notice to the Mortgagor or judicial process and may take any action to enforce its rights under this Section 9.02 without liability to the Mortgagor.

     9.03 Possession by Mortgagee.  Upon the occurrence of an Event of
          ------------------------
Default, the Mortgagee may enter upon and take possession of the Property with notice to the Mortgagor, but without judicial process or the appointment of a receiver. The Mortgagee may exclude all persons from the Property and may proceed to operate the Property and receive all Rents. The Mortgagee shall have the right as agent for the Mortgagor to operate the Property and carry on the business of the Mortgagor, either in the name of the Mortgagor or otherwise. The Mortgagee shall not be liable to the Mortgagor for taking pos-session of the Property, as aforesaid, nor shall the Mortgagee be required to make repairs or replacements, and the Mortgagee shall be liable to account only for Rents actually received by it. All Rents collected by the Mortgagee shall be applied (a) first, to pay all expenses incurred in taking possession of the Property, (b) second, to pay costs and expenses to operate the Property and/or to comply with the terms of the Loan Documents, including reasonable attorney's fees, (c) third, to pay all sums secured by the Loan Documents in the order of priority selected by Mortgagee, and (d) fourth, with the balance, if any" to the Mortgagor or such other person as may be entitled thereto. Neither the assignment of Rents and Leases hereunder nor any other assignment of Leases shall impose upon Mortgagee any liability to perform Mortgagor's obligations under any Lease.

     9.04 Acceleration of the Note. Upon an Event of Default, Mortgagee
          ------------------------
may, at its option and by written notice to the Mortgagor, declare the entire balance of the Note and all other amounts due under the Loan Doc-uments, immediately due and payable. Acceleration of maturity, once claimed by the Mortgagee, may at the option of the Mortgagee, be rescinded by written acknowledgment to that effect by the Mortgagee, but the tender and acceptance of partial payments alone shall riot in any way affect or rescind such acceleration of maturity.

     9.05 Collection of Rents. Upon the occurrence of an Event of Default
          -------------------
and the failure of the Mortgagor to cure the same within any notice and cure periods set forth herein, and upon written demand by the Mortgagee to the Tenants, all Rents shall be payable directly to the Mortgagee.
Any Tenant may rely upon such demand by Mortgagee pursuant to this
Section 9.04 and Mortgagor hereby consents to such payment of Rents to Mortgagee.

     9.06 Power of Sale and Assent to a Decree. The Mortgagor assents
          ------------------------------------
to the passage of a decree for the sale of the Property upon the occur-rence of an Event of Default, by any court having jurisdiction and the Mortgagor authorizes and empowers the Mortgagee, upon the occurrence of an Event of Default, to sell the Mortgagor's interest in the Property, in accordance with applicable law. The Property or any interest therein may be sold upon such terms and in as many parcels as the person con-ducting the sale may, in its sole discretion, elect. No readvertise-ment of any sale shall be required if the sale is adjourned by announce-ment, at the time and place set therefor, of the date, time, and place to which the same is to be adjourned.

     9.07 Application and Proceeds of Sale. Upon a sale by the Mort-
          --------------------------------
gagee under Section 9.06, the purchaser shall receive that portion of or interest in the Property purchased by it free from any claims of the Mortgagor and without any liability to see to the application of the purchase money. The net proceeds from the sale, after deduction of all costs of the sale, shall be applied (a) first, to pay all expenses incurred in taking possession of the Property, (b) second, to pay costs and expenses to operate the Property, including attorney's fees, (c) third, to pay all sums secured by or due under the Loan Documents in the order of priority determined by the Mortgagee, and
(d) fourth, the balance, if any, to the Mortgagor or to other persons entitled thereto.

     9.08 Deficiency of Proceeds. If, after a sale by the Mortgagee
          ----------------------
under Section 9.06, a deficiency exists in the net proceeds of such sale, the Mortgagee shall be entitled to a deficiency judgment or decree for such deficiency which shall bear interest at the Default Interest Rate stated in the Note.

     9.09 Insurance or Condemnation After Deficiency. If the Property is
          ------------------------------------------
sold by the Mortgagee under Section 9.06 prior to receipt of a condem-nation award or payment, the Mortgagee shall receive and apply the proceeds of the award or payment toward the satisfaction of any deficiency resulting from the sale, whether or not a deficiency judgment is sought, recovered, or denied.

     9.10 Right of the Mortgagee to Bid. The Mortgagee may bid and be-
          -----------------------------
come the purchaser at a foreclosure sale under this Mortgage.

     9.11 Bond. The Mortgagor waives any right to require any person
          ----
authorized to make the sale hereunder to post a bond.

     9.12 Appointment of a Receiver. Upon the occurrence of an Event of
          -------------------------
Default and the failure of the Mortgagor to cure the same within any applicable notice and cure periods set forth herein, the Mortgagee shall be entitled to the immediate appointment of a receiver for the Property, without regard to the value of the Property or the solvency of any person liable for payment of the amounts due under the Loan Documents.

     9.13 Remedies Cumulative. All rights, powers, and remedies of the
          -------------------
Mortgagee provided for in the Loan Documents are cumulative and con-current and shall be in addition to and not exclusive of any appropriate legal or equitable remedy provided by law or contract. Exercise of any right, power, or remedy shall not preclude the simul-taneous or subsequent exercise of any other by the Mortgagee.

     9.14 Consent to Jurisdiction and Venue. The Mortgagor consents to
          ---------------------------------
be sued in any jurisdiction where any of the Property is located.

     9.15 Rights under the Uniform Commercia1 Code. Upon the occurrence of an Event of Default, the Mortgagor shall assemble and make available to the Mortgagee those portions of the Property which consist of personal property at a place to be designated by the Mortgagee, and the Mortgagee may exercise all the rights and, remedies of a secured party under the Uniform Commercial Code. Any notices required by the Uniform Commercial Code shall be deemed reasonable if mailed certified mail, return receipt requested, postage prepaid, by the Mortgagee to the Mortgagor. Disposi-tion of the Property shall be deemed commercially reasonable if made pursuant to a public offering advertised at least twice in a newspaper of general circulation in the County where the Property is located.

     9.16 Right to Determine Which Leases Survive. if disclosed in
          ---------------------------------------
the advertisement of sale, a sale by the Mortgagee may be made subject to one or more Leases of the Property.

     SECTION 10. MISCELLANEOUS

     10.01 Waivers.  No term of any Loan Document shall be deemed waived
           -------
unless the waiver shall be in writing and signed by the parties making the waiver. Any failure by the Mortgagee to insist upon the Mortgagor's strict performance of any of the terms of the Loan Documents shall not be deemed or construed as a waiver of those or any other terms. Any delay in exercising or enforcing any rights with respect to a Default or an Event of Default shall not bar the Mortgagee from exercising any rights under the Loan Documents, or at law or in equity.

     10.02 Consents.
           --------

          10.02.1 The Mortgagee may (a) release any person liable under the Loan Documents, (b) release any part of the security, (c) extend the time of payment of the Loan, and/or (d) modify the terms of the Loan Documents, regardless of consideration and without notice to or consent by the holder of any subordinate lien on the Property. No release, extension or modification of the security held under the Loan Documents shall impair or affect the lien of this Mortgage or the priority of such lien over any subordinate lien.

          10.02.2 Regardless of whether a person has been given notice or has given its prior consent, it shall not be relieved of any obliga-tion under any Loan Documents by reason of,(a) the failure of the Mortgagee or any other person to take any action, foreclose, or other-wise enforce any provision of the Loan Documents, (b) the release of any other person liable under any Loan Document, (c) the release of any portion of the security under the Loan Documents, or (d) any agreement or stipulation between any subsequent owners of the Property and Mortgagee extending the time of payment or modifying the terms of any Loan Document.

     10.03 Headings. All section headings are for convenience only and
           --------
shall not be interpreted to enlarge or restrict the provisions of this Mortgage.

     10.04 Notices. All notices shall be in writing and, unless other-
           -------
wise specified in a written notice, shall be sent to the respective addresses of the parties as follows:

     Mortgagee:     Mercantile-Safe Deposit
                    and Trust Company
                    Two Hopkins Plaza
                    Baltimore, Maryland 21201
                    Attn:  Stephen D. Palmer

     Mortgagor:     Dialysis Corporation of America
                    402 Marvel Court
                    Easton, Maryland 21601
                    Attn: Barton L. Pelstring

     A notice may be hand-delivered, sent by any overnight delivery service or mailed, postage prepaid, by first class, registered or certified mail. Any notice sent by mail shall be deemed to have been received on the second business day following the date of mailing.

     10.05 Binding Effect. No transfer of any portion of the Property
           --------------
or any interest thereon shall relieve any transferor of its obliga-tions under the Loan Documents. No transferor of any obligation under any Loan Document shall be relieved of its obligations by any modifica-tion of any Loan Document subsequent to the transfer.

     10.06 Amendment. This Mortgage may not be modified except in
           ---------
writing signed by the Mortgagee and the Mortgagor.

     10.07 Severability. In the event any provision of this Mortgage
           ------------
shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforce-able any other provision hereof.

     10.08 Notices from Governmental Authorities Affecting The
           ---------------------------------------------------
Property. Any notice from any governmental or quasi-governmental
--------
authority or corporation with respect to the Property sent to or known by the Mortgagor shall be promptly transmitted to the Mortgagee.

     10.09 Applicable Law. The Mortgage is being executed and delivered
           --------------
in the State of Maryland and shall be construed, governed and enforced in accordance with the laws in effect from time to time in the State of Pennsylvania for the purposes of establishing, maintaining and enforcing the lien of this mortgage only, it being acknowledged and agreed that the loan transactions underlying this Mortgage are governed by the laws of the State of Maryland.

     10.10 Time of the Essence. Time is of the essence with respect
           -------------------
to the Loan Documents.

     10.11 Effect of Payments. Any payment or other performance made
           ------------------
in accordance with the Loan Documents by any person other than Mortgagor shall not entitle such person to any right of subrogation under the Loan Documents, unless expressly consented to in writing by the Mortgagee.

     10.12 Word Forms. The use of any gender, tense, or conjugation
           ----------
herein shall be applicable to all genders, tenses and conjugations. The use of the singular shall include the plural and the plural shall include the singular.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Mortgagor has executed this Mortgage and Security Agreement as of the day and year first above written.


WITNESS:                           THE MORTGAGOR:

                                   Dialysis Corporation of
                                    America

/s/ Phylis O Pope                      /s/ Barton L. Pelstring
------------------------------     By:---------------------------(SEAL)
                                       Barton L. Pelstring,
                                       President

/s/ Jamie A. Palz                      /s/ Dennis W. Healey
------------------------------     By:---------------------------(SEAL)
                                       Dennis W. Healey,
                                       Secretary/Treasurer


STATE OF MARYLAND, CITY/COUNTY OF Talbot, to wit:
                                  ------

     I HEREBY CERTIFY, that on this 12th day of December, 1988, before
                                    ----
me, the undersigned Notary Public of the State of Maryland, personally appeared Barton L. Pelstring, President of Dialysis Corporation of America, known to me (or satisfactorily proved) to be the person who executed the aforegoing Mortgage and Security Agreement and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                   /s/ Phylis O. Pope
                                   -------------------------------
                                   Notary Public
                                   My commission expires: 7/1/90
                                                          ------

STATE OF FLORIDA, CITY/COUNTY OF Dade, to wit:
                                 ----

     I HEREBY CERTIFY, that on this  8  day of December, 1988, before me,
                                    ---
the undersigned Notary Public of the State of Maryland, personally appeared Dennis W. Healey, Secretary/Treasurer of Dialysis Corporation of America, known to me (or satisfactorily proved) to be the person who executed the aforegoing Mortgage and Security Agreement and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  /s/ Jamie A. Palz
                                  --------------------------------
                                  Notary Public
                                  My commission expires:
                                                         ------
                                   Notary Public, State of Florida
                                  My Commission Expires May 10, 1992
                                 Bonded Thru Troy Fain Insurance Inc.

11/14/88
CJF/18661
dialysis corp
LEGAL9


     ALL THAT CERTAIN tract or parcel of land situate in the Borough of Lemoyne, County of Cumberland, and Commonwealth of Pennsylvania, more particularly bounded and described as follows, to wit:

     BEGINNING at a point in the eastern line of Miller Avenue (40 feet wide) which point is measured southwardly along said line of Miller Avenue at right angles from Walnut Street a distance of 80 feet; thence in an eastwardly direction at right angles to Miller Avenue a distance of 120 feet to a point in the western line of Peach Alley (20 feet wide); thence in a southwardly direction along said line of Peach Alley
238.10 feet to a nail in the northern line of a 15-foot unnamed alley; thence at right angles to Peach Alley and westwardly along the said northern line of the 15-foot wide unnamed alley 120 feet to a point in the eastern line of Miller Avenue; thence along said line of Miller Avenue in a northwardly direction at right angles to Walnut Street
238.10 feet to a point, the place of BEGINNING.

BEING THE SAME PREMISES which Hazel M. Opperman, widow, by her deed dated May 13, 1987, and recorded July 24, 1987 in the Office of the Recorder of Deeds in and for Cumberland County, Pennsylvania in Record Book 32-V, at page 51, granted and conveyed unto Dialysis Corporation of America, the within Mortgagor.



                                 EXHIBIT A


                             Description of Land